EXHIBIT 10.15(b) The Ryder System, Inc. 1994 Incentive Compensation Plan for President-Consumer Rental, Vehicle Leasing & Services Division.

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 1


                           Supersedes 1993 President
                  Consumer Rental Incentive Compensation Plan

INTRODUCTION

The following material explains the operation and administration of the 1994 Incentive Plan for the President, Consumer Rental (Consumer), Vehicle Leasing & Services Division (VLSD). The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance. Questions should be addressed to your supervisor.

BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity:

            MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY

    RSI         COMMERCIAL         CONSUMER         INDIVIDUAL      TOTAL BONUS
PERFORMANCE     PERFORMANCE      PERFORMANCE        PERFORMANCE    OPPORTUNITY *
    20%             20%              40%                20%            100%

         *  See Special ROE Award section

BONUS PERFORMANCE MEASURES

For 1994, your bonus payout will be based on Ryder System, Inc. (RSI or the Company) performance, Commercial performance, Consumer performance and your performance as an individual.

RSI performance is measured based on a combination of RSI Net Earnings After Tax (NAT) Return on Assets (ROA) performance and RSI Net Earnings Before Tax
(NBT) performance for 1994.

Commercial performance is measured based on a combination of Commercial NAT ROA performance and Commercial NBT performance for 1994.

Consumer performance is based on Consumer NAT ROA performance and Consumer NBT performance for 1994.

Individual performance is determined based on a year-end assessment of your performance against objectives that you and your supervisor agreed to at the start of the year. Given their importance, the objectives should be in writing and updated during the year to adjust for priorities that may have changed.

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 2


DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

         - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROA performance and RSI NBT performance.

                 RSI ROA performance for the bonus year is calculated by dividing RSI NAT by RSI average assets.

                 -- RSI NAT is defined as RSI's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- RSI average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on RSI's balance sheet at the beginning of each quarter plus the total assets as shown on RSI's balance sheet at the end of each quarter, divided by two.

                 RSI NBT is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - COMMERCIAL PERFORMANCE -- Commercial performance payout is based on a grid which combines Commercial - ROA performance and Commercial NBT performance.

                 Commercial - ROA performance for the bonus year is calculated by dividing Commercial NAT by Commercial average assets.

                 -- Commercial - NAT is defined as Commercial - consolidated Net Earnings After Tax for the bonus year, as verified by the Senior Vice President and Controller, RSI, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- Commercial - average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on Commercial's balance sheet at the beginning of each quarter plus the total assets as shown on Commercial's balance sheet at the end of each quarter, divided by two.

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 3


                 Commercial - NBT is defined as Commercial - consolidated Net Earnings Before Tax as verified by the Senior Vice President and Controller, RSI, net of a provision for the total of all incentive awards, for the bonus year.

         - CONSUMER PERFORMANCE -- Consumer performance payout is based on a grid which combines Consumer ROA performance and Consumer NBT performance.

                 Consumer NBT is defined as Consumer's consolidated Net Earnings Before Tax as verified by the Senior Vice President and Controller, RSI net of a provision for the total of all incentive awards, for the bonus year.

                 Consumer ROA performance for the bonus year is calculated by dividing Consumer NAT by Consumer average assets.

                 -- Consumer NAT is defined as Consumer's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- Consumer average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on Consumer's balance sheet at the beginning of each quarter plus the total assets as shown on Consumer's balance sheet at the end of each quarter, divided by two.

                 Consumer NBT is defined as Consumer's consolidated Net Earnings Before Tax as certified to the Board and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - INDIVIDUAL PERFORMANCE -- Individual performance is defined as each participant's performance against job requirements and objectives (MBOs), as agreed upon between the individual and his/her management, at the beginning of the bonus year. If necessary, goals and objectives may be revised during the bonus year to reflect changing business priorities.

                 Individual performance awards are separate from payments based upon ROA and NBT performance, and may be paid, in part or in whole, based on RSI's and VLSD's performance and/or ability to pay. Such payments are subject to the recommendation of the Administrator of the plan and approval by the Board of Directors of RSI.

                 NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations with the approval of the Board of Directors of RSI.

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 4


BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE

         RSI performance payout is based on a grid consisting of two performance variables: 1993 Actual RSI NBT and 1993 RSI NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.


                                              POTENTIAL RSI PERFORMANCE BONUS PAYOUT
                                   AS A PERCENTAGE OF MAXIMUM RSI PERFORMANCE BONUS OPPORTUNITY

                                                       1994 ACTUAL NBT ($MM)
                 THRESHOLD                                                                          MAXIMUM
                   209.8         218.3        232.0         245.8         251.0        256.0         265.0
   ROA(%)                                             % OF COMPANY OPPORTUNITY

   less than 2.5            15            30           40            50            60            70           80
   2.5 - 3.0                25            40           50            60            75            85           95
   greater than 3+          35            50           60            70            80            90          100

2)       COMMERCIAL PERFORMANCE - ROA/NBT

         Commercial performance payout is based on a grid consisting of two performance variables: 1994 Actual Commercial - NBT and 1994 Commercial - NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum Commercial Performance Bonus Opportunity, as shown on page 1.

                                        POTENTIAL COMMERCIAL PERFORMANCE BONUS PAYOUT AS A
                                  PERCENTAGE OF MAXIMUM COMMERCIAL PERFORMANCE BONUS OPPORTUNITY

                                                       1994 ACTUAL NBT ($MM)
                                    THRESHOLD                                                          MAXIMUM
                                      157.1          166.0       176.0       182.0       190.0          200.0
                   ROA (%)                           % OF COMPANY OPPORTUNITY
                   less than 3.0        15            35           50          60          70             80
                   greater than or      25            45           60          75          90            100
                     equal to 3.0

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 5



3)       CONSUMER PERFORMANCE

         Consumer performance payout is based on a grid of 1993 Actual Consumer NBT. The potential bonus payout percent is determined by locating the point on the grid under the 1994 Actual Consumer NBT. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum Consumer Performance Bonus Opportunity, as shown on page 1.

                POTENTIAL CONSUMER PERFORMANCE BONUS PAYOUT AS A
          PERCENTAGE OF MAXIMUM CONSUMER PERFORMANCE BONUS OPPORTUNITY

                                    1994 ACTUAL NBT ($MM)
                  THRESHOLD                                          MAXIMUM
                     5.1     10.0      15.7      17.0     18.5        20.0
    ROA (%)                        % OF COMPANY OPPORTUNITY
less than 1.3         15      35        50        60       70          80
1.3-1.8               25      45        60        75       85          95
greater than 1.8      35      55        70        80       90         100

         4)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

                 POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT
      AS A PERCENTAGE OF MAXIMUM INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY


                              FAIR - SOME
                               CRITICAL      CONSISTENT WITH      SIGNIFICANTLY
                              SHORTFALLS       EXPECTATIONS           ABOVE
INDIVIDUAL PERFORMANCE                                            EXPECTATIONS         EXCEPTIONAL
% OF INDIVIDUAL
PERFORMANCE OPPORTUNITY         0-29%             30-59%             60-89%              90-100%


ALL PERFORMANCE GRIDS REPRESENT GUIDELINES ONLY. ACTUAL PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 6



BONUS CALCULATION EXAMPLE

         Total bonus would be calculated as follows given the following information:

                 Eligible Base Salary                               $175,000
                 1994 RSI NBT                                       $251.0MM
                 1994 RSI NAT ROA                                       2.7%
                 1994 Commercial ROA                                    3.1%
                 1994 Commercial NBT                                $182.0MM
                 1994 Consumer ROA                                      1.5%
                 1994 Consumer NBT                                  $   17MM
                 Individual Performance        Significantly Above Expectations

                 1)    RSI Performance
                       20% Maximum RSI Performance Bonus Opportunity
                       75% Potential RSI Performance Bonus Payout (from grid)

                       20% x 75% = 15% of Eligible Base Salary
                       15% x $175,000 =                                           $ 26,250

                 2)    Commercial Performance
                       20% Maximum VLSD Performance Bonus Opportunity
                       75% Potential VLSD Performance Bonus Payout (from grid)

                       20% x 75% = 15% of Eligible Base Salary
                       15% x $175,000 =                                           $ 26,250

                 3)    Consumer Performance
                       40% Maximum Consumer Performance Bonus Opportunity
                       75% Potential Consumer Performance Bonus Payout (from grid)

                       40% x 75% = 30% of Eligible Base Salary
                       30% x $175,000 =                                             52,500

                 4)    Individual Performance
                       20% Maximum Individual Performance Bonus Opportunity
                       75% Potential Individual Performance Bonus Payout (from grid)

                       20% x 75% = 15% of Eligible Base Salary
                       15% x $175,000 =                                           $ 26,250
                                                                                  --------
         TOTAL BONUS                                                              $131,250

RYDER

                                                           PRESIDENT
                                                           CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                           PAGE 7


BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

         BASE SALARY CALCULATION EXAMPLE

         Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $175,000, then effective June 1 receives an increase to a base salary of $185,000:

         January 1 thru May 31 of Bonus Year:

         31 + 28 + 31 + 30 + 31   =     151=.414 x $175,000/yr. =      $ 72,450
         ----------------------         ---
                 365 days               365

         June 1 thru December 31 of Bonus Year:

         365 - 151                =     214=.586 x $185,000/yr. =      $108,410
         ---------                      ---
         365 days                       365

         AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR =                   $180,860

SPECIAL ROE AWARD

One and one-half percent of the RSI NAT amount in excess of that required to reach 17% Return on Equity (ROE) will be credited to deferred compensation for elected Officers of the Company and the Division Presidents. This amount will be prorated based on each individual participant's earned salary (while in the eligible position) in relation to the sum of the earned salaries of all participants.

RYDER
                                                       PRESIDENT
                                                       CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                    BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                       PAGE 1


ADMINISTRATION

The Chairman, President, and Chief Executive Officer of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

The President, Consumer Rental, if employed in good standing at the time bonus payments are made is eligible to participate in this plan. If the President, Consumer Rental has an agreement which specifically provides for incentive compensation other than that which is provided in this plan or is a participant in any other incentive compensation plan of RSI, its subsidiaries or affiliates, he/she is not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company or VLSD during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note: The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 20, 1993), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

RYDER
                                                       PRESIDENT
                                                       CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                    BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                       PAGE 2


However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1994, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company or VLSD under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrator of the plan, the Compensation Committee of the Board of Directors or the full Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board or Committee approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

Accruals for the President, Consumer Rental and all discretionary awards are excluded from funding limitations.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan or the amount of the accrual. Should the accrual not provide for bonus allotments under the plan, proration will be effected at the discretion of the Chairman, President and Chief Executive Officer of RSI. Unused monies may not be carried forward for subsequent bonus years.

RYDER
                                                       PRESIDENT
                                                       CONSUMER RENTAL
VEHICLE LEASING & SERVICES DIVISION                    BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                       PAGE 3


DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Chairman, President, and Chief Executive Officer of RSI has the authority to grant discretionary bonus awards for exemplary performance to non-participants or to enhance the awards of participants. Discretionary awards are not subject to the funding limitations of this plan.

While it is common to grant discretionary awards at the same time as regular awards, it may be appropriate, on occasion, to recognize an employee off-cycle due to extremely unusual performance. Off-cycle discretionary awards must be approved by the Chairman, President and Chief Executive Officer of RSI.

The total of all discretionary awards for employees under this plan, the VLSD field bonus plans, the RSI SEVP Incentive Compensation Plan, the Headquarters Executive Management Incentive Compensation Plan, the Ryder International Incentive Compensation Plan, the Ryder Services Corporation Incentive Compensation Plan, and all Division Presidents' Incentive Compensation Plans, including those granted off-cycle, may not exceed $430,000 per year.

AMENDMENTS

The Board of Directors of RSI reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions. THE BOARD DIRECTORS RESSERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.